Exhibit 10.1

NESTBUILDER.COM CORP.

SECURITIES PURCHASE AGREEMENT

Senior Convertible Promissory Notes

Two Year Warrants

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is executed on the dates set forth on the signature pages hereto and is dated and effective as of December 14, 2020 (the “Effective Date”) by and among Nestbuilder.com Corp., a Nevada corporation (the “Company”), and the individuals and entities listed on the schedule of investors attached hereto as Exhibit A (each a “Purchaser” and, collectively, the “Purchasers”).

RECITALS

A. The Company is seeking investors in the aggregate amount of up to One Hundred Fifty Thousand Dollars ($150,000) (the “Aggregate Note Amount”);

B. The Company is offering to potential investors a senior convertible promissory note, the form of which is attached hereto as Exhibit B (each, a “Note” and, collectively, the “Notes”) and a common stock purchase warrant to purchase shares of the Company’s common stock, the form of which is attached hereto as Exhibit C (each, a “Warrant” and, collectively, the “Warrants,” and, together with the Notes and the shares of common stock to be acquired upon the conversion of the Notes and/or exercise of the Warrants, the “Securities”).

C. Each Purchaser is willing to purchase from the Company, and the Company is willing to sell to such Purchaser, the Securities, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, for good and adequate consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. PURCHASE OF NOTE AND WARRANTS: At the applicable Closing (as defined below), the Company agrees to issue and sell to each of the Purchasers purchasing Securities at such Closing, and, subject to all of the terms and conditions hereof, each of such Purchasers severally agrees to purchase a Note in the principal amount set forth opposite the respective Purchaser’s name on Exhibit A hereto and a Warrant to purchase the number of shares of common stock set forth opposite the respective Purchaser’s name on Exhibit A. The obligations of the Purchasers to purchase the Securities are several and not joint.

2. CLOSING AND DELIVERY:

a) Closing. The initial sale and purchase of the Securities shall take place at a closing (the “Initial Closing”), which shall occur simultaneous with the execution of this Agreement at the offices of the Company, or at such other time and place mutually agreed upon between the Company and the Requisite Purchasers (as defined below). If less than all of the Aggregate Note Amount is sold and issued at the Initial Closing, then, subject to the terms and conditions of this Agreement, the Company may, until July 31, 2021, sell and issue at one or more subsequent closings (each, a “Subsequent Closing” and together with the Initial Closing, each a “Closing”) additional Notes in principal amounts up to the balance of the Aggregate Note Amount to such persons or entities as may be approved by the Company and the Requisite Purchasers. Any such sale and issuance in a Subsequent Closing shall be on the same terms and conditions as those contained herein, and such persons or entities shall, upon execution and delivery of the relevant signature pages, become parties to, and be bound by, this Agreement, without the need for an amendment to this Agreement except to add such person’s or entity’s name to the appropriate exhibit hereto, and shall have the rights and obligations of a Purchaser hereunder, in each case as of the date of the applicable Subsequent Closing. For purposes of this Agreement, “Requisite Purchasers” means Purchasers representing at least two-thirds (2/3) of the principal amount of all then outstanding Notes at the applicable time of reference. For the avoidance of doubt, for purposes of the definition of “Requisite Purchasers,” the outstanding principal amount of a Note shall be calculated based on the aggregate amount of outstanding Loan Advances (as defined in the Note) actually advanced by the Purchaser to the Company under the terms of the Note.

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b) Delivery. At each Closing, the Company will deliver to each of the Purchasers purchasing Securities at such Closing the respective Note and Warrant to be purchased by such Purchaser, against receipt by the Company of the initial Loan Advance (as defined in the Note) agreed to by the Company and each such Purchaser. Each of the Notes will be registered in the applicable Purchaser’s name in the Company’s records.

3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY PURCHASER: Each Purchaser, for that Purchaser alone, represents and warrants to the Company upon the acquisition of the Securities as follows:

a) Purchase for Own Account. Such Purchaser represents that he is acquiring the Securities solely for his own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

b) Ability to Bear Economic Risk. Such Purchaser acknowledges that an investment in the Securities involves a high degree of risk, and represents that he is able, without materially impairing his financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of his investment.

c) Access to Information. Such Purchaser acknowledges that the Purchaser has been furnished with such financial and other information concerning the Company, the directors and officers of the Company, and the business and proposed business of the Company as the Purchaser considers necessary in connection with the Purchaser’s investment in the Securities. Purchaser has also had an opportunity to review the Company’s “SEC Filings,” defined for purposes of this Agreement to mean and include those reports and filings filed by the Company with the Securities Exchange Commission under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof. As a result, the Purchaser is thoroughly familiar with the proposed business, operations, properties and financial condition of the Company and has discussed with officers of the Company any questions the Purchaser may have had with respect thereto. The Purchaser understands:

(i) The risks involved in this investment, including the speculative nature of the investment;

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(ii) The financial hazards involved in this investment, including the risk of losing the Purchaser’s entire investment;

(iii) The lack of liquidity and restrictions on transfers of the Securities; and

(iv) The tax consequences of this investment.

The Purchaser has consulted with the Purchaser’s own legal, accounting, tax, investment and other advisers with respect to the tax treatment of an investment by the Purchaser in the Securities and the merits and risks of an investment in the Securities.

d) Securities Part of Private Placement. Such Purchaser has been advised that the Securities have not been registered under the Securities Act of 1933, as amended (the “Act”), or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning of section 4(a)(2) of the Act and/or Regulation D as promulgated by the Securities and Exchange Commission under the Act, and under any applicable state blue sky authority. The Purchaser understands that the Company is relying in part on the Purchaser’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Purchaser’s representations, the Purchaser has in mind merely acquiring the Securities for resale on the occurrence or nonoccurrence of some predetermined event. The Purchaser has no such intention.

e) Further Limitations on Disposition. Such Purchaser further acknowledges that the Securities are restricted securities under Rule 144 of the Act, and, therefore, if the Company, in its sole discretion, chooses to issue any certificates reflecting the ownership interest in the Securities, those certificates will contain a restrictive legend substantially similar to the following:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until:

(i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

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(ii) Purchaser shall have obtained the consent of the Company and notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws.

Notwithstanding the provisions of subparagraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by such Purchaser to a partner (or retired partner) of Purchaser, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were Purchasers hereunder as long as the consent of the Company is obtained.

f) Purchaser Authorization. Such Purchaser, if not an individual, is empowered and duly authorized to enter into this Agreement under any governing document, partnership agreement, trust instrument, pension plan, charter, certificate of incorporation, bylaw provision or the like; this Agreement constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms; and the person signing this Agreement on behalf of the Purchaser is empowered and duly authorized to do so by the governing document or trust instrument, pension plan, charter, certificate of incorporation, bylaw provision, board of directors or stockholder resolution, or the like.

g) No Backup Withholding. Such Purchaser is not subject to backup withholding because (i) the Purchaser has not been notified that he or she is subject to backup withholding as a result of a failure to report all interest and dividends or (ii) the Internal Revenue Service has notified the Purchaser that he or she is no longer subject to backup withholding.

4. REPRESENTATIONS, WARRANTIES AND AGREEMENTS BY COMPANY: The Company hereby represents, warrants and agrees as follows:

a) Authority of Company. The Company has all requisite authority to execute and deliver this Agreement and to carry out and perform its obligations under the terms of this Agreement.

b) Authorization. All actions on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company’s obligations hereunder has been taken or will be taken prior to the issuance of the Securities. This Agreement, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The issuance of the Securities will be validly issued, fully paid and nonassessable, will not violate any preemptive rights, rights of first refusal, or any other rights granted by the Company, and will be issued in compliance with all applicable federal and state securities laws, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchaser through no action of the Company; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time the transfer is proposed.

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c) Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby shall have been obtained, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

d) Litigation. There are no actions, suits, proceedings or orders pending or threatened in writing against or affecting the Company at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would seek to enjoin, restrain or otherwise prohibit the Company’s performance under this Agreement or the consummation of the transactions contemplated hereby.

e) Undisclosed Liabilities. The Company has no liabilities except (a) those which are adequately reflected or reserved against in the financial statements set forth in the Company’s SEC Filings, and (b) those which have been incurred in the ordinary course of business consistent with past practice since the end of the quarter covered by the Company’s Quarterly Report on Form 10-Q filed with the Securities Exchange Commission on October 5, 2020 and which are not, individually or in the aggregate, material in amount.

f) Piggyback Registration Rights. The Company hereby represents and warrants that if the Company at any time proposes to register any of its securities under the Act, including under an S-1 Registration Statement or otherwise, it will at such time give written notice to the Purchasers of its intention so to do. If the offering being registered includes an underwriter, then subject to the approval of the underwriters, and upon the written request of Purchasers given within ten (10) days after receipt of any such notice, the Company will use its best efforts to cause the shares of common stock underlying the conversion of the Notes and the exercise of the Warrants to be registered under the Act (with the securities which the Company at the time propose to register). All expenses incurred by the Company in complying with this section, including without limitation all registration and filing fees, listing fees, printing expenses, fees and disbursements of all independent accountants, or counsel for the Company and the expense of any special audits incident to or required by any such registration and the expenses of complying with the securities or blue sky laws of any jurisdiction shall be paid by the Company.

5. INDEMNIFICATION: Each Purchaser hereby agrees to indemnify and defend the Company and its officers and directors and hold them harmless from and against any and all liability, damage, cost or expense incurred on account of or arising out of:

a) Any breach of or inaccuracy in the Purchaser’s representations, warranties or agreements herein;

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b) Any disposition of any Securities contrary to any of the Purchaser’s representations, warranties or agreements herein;

c) Any action, suit or proceeding based on (i) a claim that any of said representations, warranties or agreements were inaccurate or misleading or otherwise cause for obtaining damages or redress from the Company or any director or officer of the Company under the Act, or (ii) any disposition of any Securities.

6. MISCELLANEOUS:

a) Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

b) Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Requisite Purchasers.

c) Governing Law; Venue. This Agreement shall be governed by and construed under the laws of the State of Nevada as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada. The parties hereto agree that any action brought to enforce the terms of this Agreement will be brought in the appropriate federal or state court having jurisdiction over Clark County, Nevada, United States of America.

d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

e) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

f) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and sent by electronic mail, mailed or delivered to each party as follows: (i) if to a Purchaser, at such Purchaser’s address, or electronic mail address set forth in the Schedule of Purchasers attached as Exhibit A, or at such other address as such Purchaser shall have furnished the Company in writing in accordance with this Section 6(f), or (ii) if to the Company, at 201 W. Passaic Street, Suite 301, Rochelle Park, NJ 07662, Attn: William McLeod, or at such other address or electronic mail address as the Company shall have furnished to the Purchasers in writing in accordance with this Section 6(f). All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one business day after being sent by electronic mail, (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

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g) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and the Requisite Purchasers; provided, however, that Purchasers purchasing Securities in a Subsequent Closing may become parties to this Agreement in accordance with Section 2(a) hereof without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Purchaser. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto.

h) Entire Agreement. This Agreement together with the Notes and Warrants constitute and contain the entire agreement among the Company and Purchasers and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

i) Expenses. Each party shall pay their own expenses in connection with this Agreement. In addition, should any party commence any action, suit or proceeding to enforce this Agreement or any term or provision hereof, then in addition to any other damages or awards that may be granted to the prevailing party, the prevailing party shall be entitled to have and recover from the other party such prevailing party’s reasonable attorneys’ fees and costs incurred in connection therewith.

j) Separability of Agreements; Severability of this Agreement. The Company’s agreement with each of the Purchasers is a separate agreement and the sale of the Securities to each of the Purchasers is a separate sale. Unless otherwise expressly provided herein, the rights of each Purchaser hereunder are several rights, not rights jointly held with any of the other Purchasers. Any invalidity, illegality or limitation on the enforceability of the Agreement or any part thereof, by any Purchaser whether arising by reason of the law of the respective Purchaser’s domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Purchasers. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

k) Mutual Drafting. This Agreement represents a bargained for agreement resulting from the negotiation of the parties. This Agreement shall be deemed as joint work product of all parties and their respective counsel, and all parties shall be considered the drafters of this Agreement. Any rule of construction to the effect that any ambiguities are to be construed against the drafting party shall not be applicable to this Agreement. By their authorized signatures below, the parties certify that they have carefully read and fully considered the terms of this Agreement, that they have had an opportunity to discuss these terms with attorneys or advisors of their own choosing, that they agree to all of the terms of this Agreement, that they intend to be bound by them and to fulfill the promises set forth herein, and that they voluntarily and knowingly enter into this Agreement with full understanding of its binding legal consequences.

l) Currency. All currency is expressed in U.S. dollars.

[Signature Pages Follow]

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In Witness Whereof, the parties hereto have executed this Securities Purchase Agreement as of the date first written above.

COMPANY:

Nestbuilder.com Corp.,
a Nevada corporation

By:
Name:	William McLeod
Title:	Chief Executive Officer

Date:

[Signature Page to Securities Purchase Agreement]

PURCHASER (complete if an individual):	PURCHASER (complete if an entity):

(Signature)	(Legal Name of Entity)

By:
(Print Name)
Name:

Title:

Date:	Date:

Address:	Address:

PURCHASERS (cont. on next page):

[Signature Page to Securities Purchase Agreement]

Exhibit A

SCHEDULE OF PURCHASERS

Initial Closing (December __-__, 2020):

Purchaser and Address	Note Amount	No. of Shares of Common Stock Underlying Warrant
$
$
$
$

TOTAL	____________.00	____________

Exhibit B

Senior Convertible Promissory Note

(see attached)

Exhibit C

Warrant

(see attached)